UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 17, 2010

HERITAGE FINANCIAL GROUP

(Exact name of Registrant as specified in its charter)

United States	000-51305	45-0479535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
 (Address of principal executive offices)

(229) 420-0000
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On March 17, 2010, the Boards of Directors of Heritage Financial Group (the "Company"), Heritage MHC, (the "Mutual Holding Company"), and HeritageBank of the South (the "Bank") each adopted the Plan of Conversion and Reorganization of Heritage MHC (the "Plan") pursuant to which the Mutual Holding Company will undertake a "second-step" conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The Mutual Holding Company currently owns approximately 76% of the shares of common stock of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a to-be-formed Maryland stock corporation ("New Holding Company"), (ii) the shares of common stock of the Company held by persons other than the Mutual Holding Company (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of common stock representing the ownership interest of the Mutual Holding Company to eligible members of the Mutual Holding Company in a subscription offering. The Plan is subject to regulatory approval as well as the approval of the Bank's depositors and the Company's stockholders (including the approval of a majority of the Company's outstanding shares of common stock held by persons other than the Mutual Holding Company).

Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to members of the local community, existing stockholders and the general public, and if necessary in a syndicated community offering and/or firm commitment underwritten offering. The number and price of shares to be sold in the conversion offering and the exchange ratio for current stockholders of the Company will be based on an independent appraisal that has yet to be performed.

The foregoing summary of the Plan is not complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company announced the adoption of the Plan in a press release dated March 19, 2010. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

            2.1       Plan of Conversion and Reorganization of Heritage MHC
            99.1     Press release dated March 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP

Date:	March 19, 2010	By:	/s/ T. Heath Fountain
T. Heath Fountain
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

2.1	Plan of Conversion and Reorganization of Heritage MHC
99.1	Press release dated March 19, 2010